UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

BIOANALYTICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2007, Bioanalytical Systems, Inc. (the "Company") entered into a new Employment Agreement with Michael R. Cox, the Vice President, Finance and Administration, and Chief Financial Officer of the Company. This Employment Agreement expires on December 30, 2010, with one-year renewal terms thereafter. Under the terms of the Employment Agreement, Mr. Cox will receive an initial annual salary of $165,000. Mr. Cox will also be eligible to participate in Company bonus plans and in other employee benefit plans which are generally made available to Company employees. Mr. Cox’s duties have been revised in the Employment Agreement to reflect the leadership team realignment previously reported by the Company on October 9, 2007. The agreement includes confidentiality and nondisclosure provisions relating to confidential and proprietary information of the Company. Mr. Cox also agrees not to solicit customers or employees of the Company to leave the Company during, and for a period of two years following termination of, his employment.

Mr. Cox may resign at any time upon 90 days written notice, and the Company may terminate Mr. Cox's employment without cause, as defined in the Employment Agreement, at any time upon 90 days written notice. If Mr. Cox resigns for "good reason" as defined in the Employment Agreement or if his employment is terminated by the Company without cause, in addition to the payment of any accrued vacation pay, he will be entitled to continue to receive his then-current base salary for the 90-day notice period and for an additional 12 months following termination of employment, provided that the salary continuation following termination of employment will cease if Mr. Cox becomes employed by a company that conducts laboratory experiments and research on behalf of other businesses. The Company may terminate the Employment Agreement at any time for cause as defined therein.

If, following any change in control of the Company (as defined in the Employment Agreement), Mr. Cox (a) is terminated by the Company due to (i) the elimination or diminution of Mr. Cox’s position, authority, duties and responsibilities relative to the most significant of those held, exercised and assigned at any time during the six month period immediately preceding the change in control, or (ii) a change in location requiring Mr. Cox’s services to be performed at a location other than the location where Mr. Cox was employed immediately preceding the change in control, other than any office which is the headquarters of the Company and is less than 35 miles from such location, or (b) resigns within one year of the change in control, then Mr. Cox is entitled to receive payments equal to two years’ annual salary.

In connection with the new Employment Agreement, the Company entered into an Employee Incentive Stock Option Agreement with Mr. Cox, granting Mr. Cox the right to purchase 30,000 common shares of the Company under the Company's Employee Stock Option Plan at a purchase price of $8.60 per share, which is the closing price of the Company's shares on November 6, 2007. The option becomes exercisable in three equal annual installments on the first three anniversaries of the grant date. The Company also granted Mr. Cox options to purchase an additional 45,000 common shares at a purchase price of $8.60 per share, pursuant to a nonqualified option letter agreement. These nonqualified options become exercisable in three equal annual installments on November 30, 2008, 2009 and 2010 and any unvested options will automatically become exercisable upon a change in control as defined in the Employment Agreement. This additional grant of options is subject to prior approval by the Company’s shareholders, and shall be void if such approval is not received.

On November 6, 2007, Bioanalytical Systems, Inc. (the "Company") entered into a new Employment Agreement with Edward M. Chait, the Chief Business Officer of the Company. This Employment Agreement expires on December 30, 2010, with one-year renewal terms thereafter. Under the terms of the Employment Agreement, Mr. Chait will receive an initial annual salary of $165,000. Mr. Chait will also be eligible to participate in Company bonus plans and in other employee benefit plans which are generally made available to Company employees. Mr. Chait’s duties have been revised in the Employment Agreement to reflect the leadership team realignment previously reported by the Company on October 9, 2007. The agreement includes confidentiality and nondisclosure provisions relating to confidential and proprietary information of the Company. Mr. Chait also agrees not to solicit customers or employees of the Company to leave the Company during, and for a period of two years following termination of, his employment.

Mr. Chait may resign at any time upon 90 days written notice, and the Company may terminate Mr. Chait's employment without cause, as defined in the Employment Agreement, at any time upon 90 days written notice. If Mr. Chait resigns for "good reason" as defined in the Employment Agreement or if his employment is terminated by the Company without cause, in addition to the payment of any accrued vacation pay, he will be entitled to continue to receive his then-current base salary for the 90-day notice period and for an additional 12 months following termination of employment, provided that the salary continuation following termination of employment will cease if Mr. Chait becomes employed by a company that conducts laboratory experiments and research on behalf of other businesses. The Company may terminate the Employment Agreement at any time for cause as defined therein.

If, following any change in control of the Company (as defined in the Employment Agreement), Mr. Chait (a) is terminated by the Company due to (i) the elimination or diminution of Mr. Chait’s position, authority, duties and responsibilities relative to the most significant of those held, exercised and assigned at any time during the six month period immediately preceding the change in control, or (ii) a change in location requiring Mr. Chait’s services to be performed at a location other than the location where Mr. Chait was employed immediately preceding the change in control, other than any office which is the headquarters of the Company and is less than 35 miles from such location, or (b) resigns within one year of the change in control, then Mr. Chait is entitled to receive payments equal to two years’ annual salary.

In connection with the new Employment Agreement, the Company entered into an Employee Incentive Stock Option Agreement with Mr. Chait, granting Mr. Chait the right to purchase 30,000 common shares of the Company under the Company's Employee Stock Option Plan at a purchase price of $8.60 per share, which is the closing price of the Company's shares on November 6, 2007. The option becomes exercisable in three equal annual installments on the first three anniversaries of the grant date.  The Company also granted Mr. Chait options to purchase an additional 45,000 common shares at a purchase price of $8.60 per share, pursuant to a nonqualified option letter agreement. These nonqualified options become exercisable in three equal annual installments on November 30, 2008, 2009 and 2010 and any unvested options will automatically become exercisable upon a change in control as defined in the Employment Agreement. This additional grant of options is subject to prior approval by the Company’s shareholders, and shall be void if such approval is not received.

The foregoing descriptions of the agreements with Mr. Cox and Mr. Chait are qualified in their entirety by reference to the copies thereof which are filed as exhibits to this Report.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

10.1	Employment Agreement between Michael R. Cox and Bioanalytical Systems, Inc., dated November 6, 2007.

10.2	Employee Incentive Stock Option Agreement between Michael R. Cox and Bioanalytical Systems, Inc., dated November 6, 2007.

10.3	Nonqualified option letter agreement between Michael R. Cox and Bioanalytical Systems, Inc., dated November 6, 2007.

10.4	Employment Agreement between Edward M. Chait and Bioanalytical Systems, Inc., dated November 6, 2007.

10.5	Employee Incentive Stock Option Agreement between Edward M. Chait and Bioanalytical Systems, Inc., dated November 6, 2007.

10.6	Nonqualified option letter agreement between Edward M. Chait and Bioanalytical Systems, Inc., dated November 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: November 13, 2007	By:	/s/ Michael R. Cox
Michael R. Cox
Vice President, Finance and Administration, and Chief Financial Officer

Exhibit No.	Description

10.1	Employment Agreement between Michael R. Cox and Bioanalytical Systems, Inc., dated November 6, 2007.

10.2	Employee Incentive Stock Option Agreement between Michael R. Cox and Bioanalytical Systems, Inc., dated November 6, 2007.

10.3	Nonqualified option letter agreement between Michael R. Cox and Bioanalytical Systems, Inc., dated November 6, 2007.

10.4	Employment Agreement between Edward M. Chait and Bioanalytical Systems, Inc., dated November 6, 2007.

10.5	Employee Incentive Stock Option Agreement between Edward M. Chait and Bioanalytical Systems, Inc., dated November 6, 2007.

10.6	Nonqualified option letter agreement between Edward M. Chait and Bioanalytical Systems, Inc., dated November 6, 2007.